SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 10, 1997


                            Healthdyne Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


        Georgia                    0-21776                52-1756497
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     (State or other            (Commission             (IRS Employer
     jurisdiction of            File Number)          Identification No.)
      incorporation)


     1255 Kennestone Circle, Marietta, Georgia                  30066
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     (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (770) 499-1212


                                Not Applicable
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         (Former name or former address, if changed since last report)



     ITEM 5.   Other Events.

          Healthdyne Technologies, Inc. (the "Company") has entered into an Agreement and Plan of Reorganization, dated as of November 10, 1997, with Respironics, Inc. ("Respironics") and its wholly-owned subsidiary, RIGA, Inc. ("RIGA") and a related Agreement and Plan of Merger by and among the same parties (collectively, the "Merger Agreement"). As provided in the Merger Agreement, RIGA will be merged with and into the Company, which will be the surviving corporation (the "Merger"). In the Merger, each outstanding share of the Company's common stock, par value $0.01 per share, will be converted into and become a right to receive $24.00 in value of Respironics common stock, par value $0.01 per share (the "Respironics Shares"), based on the trading value of the Respironics Shares during a period preceding the closing of the Merger as set forth in the Merger Agreement, provided that each share of Healthdyne common stock will be converted into no more than approximately .92 Respironics Shares nor less than approximately .77 Respironics Shares.

          The Merger is subject to customary conditions including, among others, approval of the Merger Agreement by a majority of the outstanding Healthdyne shares and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          A copy of the Agreement and Plan of Reorganization and the related Agreement and Plan of Merger are filed as Exhibit 2 to this Form 8-K and are incorporated herein by reference.

          On November 10, 1997, in connection with the Merger Agreement, the Board of Directors of the Company approved an amendment to the Company's Rights Agreement, dated May 22, 1995, as amended, between the Company and SunTrust Bank, Atlanta, as Rights Agent. A copy of the amendment to the Rights Agreement is filed as Exhibit 4 to this Form 8-K and is incorporated herein by reference.

          On November 11, 1997, the Company and Respironics issued a joint press release announcing the Merger Agreement, a copy of which is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

     ITEM 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.

          (a)  Financial Statements of Businesses Acquired.
               None.

          (b)  Pro Forma Financial Information.
               Not Applicable.

          (c)  Exhibits.

               Exh. No.       Description
               --------       -----------
               2              Agreement and Plan of Reorganization, dated
                              as of November 10, 1997, by and among the Company, Respironics, Inc. and RIGA, Inc., and related Agreement and Plan of Merger
                              (filed herewith).

               4 Amendment to Rights Agreement, dated as of November 10, 1997, between the Company and SunTrust Bank, Atlanta, as Rights Agent (filed herewith).

               99             Text of Press Release, dated November 11,
                              1997 (filed herewith).




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Healthdyne Technologies, Inc.

                              Registrant

                              By:  /s/  M. Wayne Boylston
                                 -----------------------------
                                 Name:  M. Wayne Boylston
                                 Title: Vice President-Finance


     Dated:  November 12, 1997




                                 EXHIBIT INDEX

          Exh. No.    Description                                Page
          --------    -----------                                ----
          2           Agreement and Plan of Reorganization,
                      dated as of November 10, 1997, by and
                      among the Company, Respironics, Inc.
                      and RIGA, Inc., and related Agreement
                      and Plan of Merger.

          4           Amendment to Rights Agreement, dated
                      as of November 10, 1997, between the
                      Company and SunTrust Bank, Atlanta,
                      as Rights Agent.

          99          Text of Press Release, dated
                      November 11, 1997.